Exhibit 10.35

FOURTH AMENDMENT TO
PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

THIS FOURTH AMENDMENT TO PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (“Amendment”) is entered into at San Diego, California as of January 24, 2003, between H. G. FENTON COMPANY, a California corporation which acquired title as H. G. Fenton Material Company (“Seller”), and BIOSITE INCORPORATED, a Delaware corporation (“Buyer”), with reference to the following

R E C I T A L S:

A.                                                                                   Seller and Buyer are the parties to a Purchase Agreement and Escrow Instructions dated as of December 7, 2001 and previously amended as of February 12, February 14, and June 10, 2002 (“Agreement”), relating to certain real property in the Carroll Canyon area of San Diego, California as depicted on Exhibit A to the Agreement (“Land”). Initially capitalized terms not otherwise defined in this Amendment have the same meanings as in the Agreement, as previously amended. Pursuant to the Agreement, the parties have established Escrow No. 51943-PM with Stewart Title of California, Inc. as Escrow Holder.

B.                                                                                     The Latest Closing Date under the Agreement as previously amended is currently March 31, 2003. The parties wish to extend the Latest Closing Date by one month.

THE PARTIES AGREE:

1.                                                                                       Extension of Latest Closing Date. The parties agree that the definition of Latest Closing Date shall be modified to read as follows:

“Latest Closing Date” means April 30, 2003, which shall be extended day-for-day, to a maximum extension of six (6) months, for each day of Unavoidable Delay that is caused by restrictions on grading or other Pre-Closing Improvements incident to storm-water runoff requirements.

2.                                       Other Matters of Agreement.

(a)                                                                                                                                  This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one instrument.

(b)                                                                                                                                 Except to the extent modified hereby, all provisions of the Agreement as previously amended shall remain in full force and effect.

Seller:		Buyer:

H. G. FENTON COMPANY, a California corporation		BIOSITE INCORPORATED, a Delaware corporation

By	/s/ Michael P. Neal	By	/s/ Christopher J. Twomey
Its	President and CEO	Its	V.P. Finance and CFO

By	/s/ Allen Jones	By
Its	Vice President	Its